________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 1997


                          BUCKHEAD AMERICA CORPORATION
               (Exact name of registrant as specified in charter)


                         Commission File Number 0-22132


            Delaware                                    58-2023732
    (State or other jurisdiction of           (IRS Employer Identification No.)
            incorporation)


            4243 Dunwoody Club Drive,
                  Suite 200                                     30350
               Atlanta, Georgia                              (Zip Code)
     (Address of principal executive offices)



        Registrant's telephone number including area code (770) 393-2662



  (Former name or former address, if changed since last report) Not Applicable


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 23, 1997, Hatfield Inns, LLC, a Delaware limited liability company ("Hatfield"), was merged with and into BLM-RH, Inc., a Delaware corporation ("BLM") wholly-owned by Buckhead America Corporation (the "Company"), pursuant to an Agreement of Merger ("Merger Agreement"). Hatfield owned seven Hatfield Inns located in Kentucky and Missouri, with one additional Hatfield Inn under construction in Harrodsburg, Kentucky. The Hatfield hotels will be converted to the Company's Country Hearth Inn and Suites hotel concept.

     Pursuant to the Merger Agreement, the total aggregate consideration paid to the former members of Hatfield by the Company was approximately $10.12 million, consisting of $3 million of 10% nonvoting cumulative preferred stock (30,000 shares) of the Company at $100 per share and the assumption of approximately $7.12 million of debt. The preferred stock issued to the former members of Hatfield will be convertible into Company Common Stock after seven years at the market price at that time. The consideration given to acquire the business of Hatfield was determined as a result of arm's-length negotiation between unrelated parties, and the merger will be accounted for using the purchase method of accounting.

         The description of the merger contained herein is qualified in its entirety by reference to the Merger Agreement, as amended, dated as of March 11, 1997 by and among the Company, BLM, Hatfield and the members of Hatfield incorporated herein by reference to Appendix B of the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on June 9, 1997, as amended by the Second Amendment thereto, filed as Exhibit 2.1.1 hereto and hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by
Item 7 (a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than December 8, 1997.

         (b)      Pro Forma Financial Information.

         As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Item 7(b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than December 8, 1997.


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         (c)      Exhibits.

EXHIBIT
NUMBER                              DESCRIPTION

2.1* Agreement of Merger, as amended, dated as of March 11, 1997 among the Company, BLM-RH, Inc., Hatfield Inns, LLC, Guy Hatfield, Dorothy Hatfield, and Hatfield Inn Advisors, LLC.

2.1.1+    Second   Amendment to  Agreement of Merger,  dated as of September 17,
          1997  among  the  Company,  BLM-RH,   Inc.,  Hatfield  Inns,  LLC, Guy
          Hatfield, Dorothy Hatfield, and Hatfield Inn Advisors, LLC.


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* Incorporated herein by reference to Appendix B of the Registrant's  Definitive
Proxy  Statement  filed with the Securities  and Exchange  Commission on June 9,
1997.

+ Filed herewith. In accordance with Item 601(b)(2) of Regulation S-B, the schedules have been omitted and a list briefly describing the schedules is contained at the end of the Exhibit. The Company will furnish supplementally a copy of any omitted schedule to the Commission upon request.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BUCKHEAD AMERICA CORPORATION



Date:  October 8, 1997               By:/s/ Robert B. Lee
                                        ----------------------------------------
                                        Robert B. Lee, Vice President and Chief
                                        Financial Officer



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